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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) January 24, 2002

CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.



              Credit Suisse First Boston Mortgage Acceptance Corp.
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             (Exact Name of registrant as specified in its charter)

            Delaware                   333-65554                 13-3460894
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(State or Other Jurisdication of    (Commission File          (I.R.S. Employer
         Incorporation)                 Number)             Identification No.)

11 Madison Avenue, New York, New York                             10010
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(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code, is: (212) 325-2000
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                                       -2-

Item 5.  Other Events.
         ------------

On January 24, 2002, DLJ Mortgage Acceptance Corp. changed its name to "Credit Suisse First Boston Mortgage Acceptance Corp."


































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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        CREDIT SUISSE FIRST BOSTON MORTGAGE
                                        ACCEPTANCE CORP.

                                        By: /s/ Helaine Hebble
                                            ------------------------------------
                                        Name:   Helaine Hebble
                                        Title:  Senior Vice President



Dated: January 25, 2002